UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

          Investment Company Act file number 811-03479
                                             -----------

                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                     --------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 11/30/09
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.



NOVEMBER 30, 2009                                                      (GRAPHIC)

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                                                 TAX-FREE INCOME

                                    FRANKLIN
                         NEW YORK TAX-FREE INCOME FUND

                                   (GRAPHIC)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Franklin New York Tax-Free Income Fund ....................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   32
Notes to Financial Statements .............................................   36
Shareholder Information ...................................................   43

Shareholder Letter

Dear Shareholder:

In the third quarter of 2009, U.S. economic activity improved compared with the previous quarter, while recent economic releases pointed to an easing of the global recession. Many observers think the recession is already over and the recovery has started. Although most economists predicted positive U.S. growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Fed Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

The municipal bond market experienced a healthy rebound in the six-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +4.75% and securities with maturities 22 years and longer, which make up a substantial portion of the Fund's portfolio, returned +7.02%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

Franklin New York Tax-Free Income Fund's semiannual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                      2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman, President and Chief Executive Officer - Investment Management Franklin New York Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Franklin New York Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal and New York state personal income taxes and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.(1)

CREDIT QUALITY BREAKDOWN*
11/30/09

                           % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          35.3%
AA                           36.1%
A                            17.8%
BBB                           3.3%
Below Investment Grade        0.1%
Not Rated by S&P              7.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --       2.1%
AA or Aa                   1.9%      0.3%
A                          2.0%      0.3%
BBB or Baa                 0.2%      0.4%
Below Investment Grade     0.1%      0.1%
                           ---       ---
Total                      4.2%      3.2%

We are pleased to bring you Franklin New York Tax-Free Income Fund's semi-annual report for the period ended November 30, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                             4 | Semiannual Report

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.34 on May 31, 2009, to $11.58 on November 30, 2009. The Fund's Class A shares paid dividends totaling 25.19 cents per share for the reporting period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06% based on an annualization of November's 4.09 cent per share dividend and the maximum offering price of $12.09 on November 30, 2009. An investor in the 2009 maximum combined effective federal and New York State and City personal income tax bracket of 42.91% would need to earn a distribution rate of 7.11% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply led to higher municipal bond prices, which reduced the Fund's income and caused dividends to decline.

STATE UPDATE

New York's broad-based, mature and wealthy economy attracts an educated, global workforce. However, it is highly cyclical in nature and depends heavily on New York City, headquarters for the nation's financial activities. The financial industry, which accounted for 7.9% of state employment in August 2009, has been hard-hit in the current recession. New York has lost 51,000 jobs so far in this downturn.(3, 4) Overall, the state's unemployment rate increased from 8.2% in May 2009 to 8.6% in November 2009.(5) However, job losses in New York have not been as severe as they have in the nation as a whole where the unemployment rate was 10.0% in November.(5)

The state announced in its midyear report that it expected a current-year shortfall of approximately $3 billion, largely due to weaker-than-expected revenues.(4) New York's above-average dependence on personal income taxes combined with the loss of highly paid financial jobs significantly affected the state's finances. Revenue underperformance in the current fiscal year resulted in projections for a current-year gap and large future-year gaps. New York forecast a $3.2 billion fiscal year 2010 general fund budget gap.(3) Weaker revenue projections affected not only the budget balance but also the state's cash balance. The state's high recurring expenditure demands -- in part due to generous social services

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Standard & Poor's, "New York State; General Obligation,"
     RATINGSDIRECT, 11/19/09.

(4.) Source: Moody's Investors Service, "New Issue: Moody's Assigns Aa3 to
     Approximately $350 Million New York State General Obligation Refunding Bonds; Outlook is Stable," 11/19/09.

(5.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 5

DIVIDEND DISTRIBUTIONS(2)

                             DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----       ----------   ----------   ----------   -------------
June        4.22 cents   3.69 cents   3.71 cents     4.30 cents
July        4.22 cents   3.69 cents   3.71 cents     4.30 cents
August      4.22 cents   3.69 cents   3.71 cents     4.30 cents
September   4.22 cents   3.69 cents   3.71 cents     4.30 cents
October     4.22 cents   3.69 cents   3.71 cents     4.30 cents
November    4.09 cents   3.56 cents   3.58 cents     4.17 cents

programs -- also contributed to budget issues. Thus, Governor David Patterson proposed closing the midyear budget gap projection with cuts in nonpersonnel service, education spending, Medicaid and local government assistance.

Over the past several years, New York's outstanding tax-supported debt has increased. Near period-end, the state ranked fifth in the nation in terms of net tax-supported debt per capita and as a percent of personal income.(4) New York's debt burden increased partly due to a high proportion of deficit-related bonding and significant additional issuance for capital purposes. New York's general obligation bonds were rated Aa3 and AA, with stable outlooks, by independent credit rating agencies Moody's Investors Service and Standard & Poor's.(6) The ratings and outlooks reflected New York's highly cyclical economy, volatile finances and above-average debt burden while also recognizing aggressive budget administration, accumulated budget reserves and solid debt service coverage.

MUNICIPAL BOND MARKET OVERVIEW

During the six-month period ended November 30, 2009, the municipal bond market posted a +4.75% total return, as measured by the Barclays Capital (BC) Municipal Bond Index.(7) The municipal bond market posted not only solid absolute performance but also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index had a +3.25% total return for the reporting period.(8)

(6.) These do not indicate ratings of the Fund.

(7.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(8.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                             6 | Semiannual Report

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. In the second and third quarters of 2009, Moody's elevated the rating of 185 state and local government issues while downgrading 120. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(9) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 6.82%, compared with the BC Aaa Municipal Bond Index's +3.55% total return.(10)

Further aiding positive municipal bond performance during the reporting period was a benign inflationary environment. The Consumer Price Index (CPI) and Producer Price Index (PPI) reported negative year-over-year changes in each month during the six months under review. In addition, the Congressional Budget Office (CBO) forecast CPI would remain below 2% through 2019. Historically, a low inflation outlook has provided confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, the CBO's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 434 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) Municipal Swap Index and the Bloomberg Fair Value 30-Year AAA Index.(11) The 10-year average using the same indexes was 249 basis points.(11) If the CBO's estimate of future inflation is realized, then buyers of longer term bonds will reap the rewards of attractive returns over inflation.

Tax-free bond supply also affected municipal bond market performance over the past six months. Thus far in 2009, tax-exempt bond issuance rose only 1.3% compared with the same period in 2008.(12) The small number of tax-free

(9.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(10.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

(11.) Sources: Thomson Financial; Bloomberg LP. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.

(12.) Source: THE BOND BUYER, 11/30/09.


                              Semiannual Report | 7

PORTFOLIO BREAKDOWN
11/30/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Transportation                             21.7%
Tax-Supported                              13.7%
Prerefunded                                13.6%
Subject to Government Appropriations       13.4%
Utilities                                  11.5%
General Obligation                          8.2%
Higher Education                            7.5%
Other Revenue                               3.5%
Hospital & Health Care                      3.3%
Housing                                     1.9%
Corporate-Backed                            1.7%

*    Does not include short-term investments and other net assets.

offerings left investors with a limited amount of bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply of tax-exempt offerings during 2009 are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. We think these new, subsidized, taxable municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the short supply during the reporting period, we looked for opportunities to keep the Fund's portfolio fully invested in longer term bonds, which helped support the Fund's dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We sought to take advantage of strong retail demand for highly rated essential service bonds, and sold some AA-rated and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. We also


                             8 | Semiannual Report
sold some of the Fund's highly liquid prerefunded bonds at a premium as institutional investors provided liquidity for municipal bonds escrowed in government securities. We used the proceeds to purchase bonds we believed were trading at very attractive relative values in the current, higher interest rate environment.

In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other exotic investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax (AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 9

Performance Summary as of 11/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FNYTX)                     CHANGE   11/30/09   5/31/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.24    $11.58     $11.34
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2519

CLASS B (SYMBOL: FTFBX)                     CHANGE   11/30/09   5/31/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.23    $11.55     $11.32
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2201

CLASS C (SYMBOL: FNYIX)                     CHANGE   11/30/09   5/31/09
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       +$0.24    $11.57     $11.33
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2213

ADVISOR CLASS (SYMBOL: FNYAX)               CHANGE   11/30/09   5/31/09
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       +$0.23    $11.58     $11.35
DISTRIBUTIONS (6/1/09-11/30/09)
Dividend Income                   $0.2567


                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.39%          +14.72%  +22.93%  +66.31%
Average Annual Total Return(2)                -0.02%           +9.86%   +3.31%   +4.76%
Avg. Ann. Total Return (12/31/09)(3)                           +8.42%   +3.21%   +4.94%
   Distribution Rate(4)                                4.06%
   Taxable Equivalent Distribution Rate(5)             7.11%
   30-Day Standardized Yield(6)                        3.37%
   Taxable Equivalent Yield(5)                         5.90%
   Total Annual Operating Expenses(7)                  0.60%

CLASS B                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.01%          +14.12%  +19.57%  +59.18%
Average Annual Total Return(2)                +0.01%          +10.12%   +3.30%   +4.76%
Avg. Ann. Total Return (12/31/09)(3)                           +8.56%   +3.20%   +4.92%
   Distribution Rate(4)                                3.70%
   Taxable Equivalent Distribution Rate(5)             6.48%
   30-Day Standardized Yield(6)                        2.97%
   Taxable Equivalent Yield(5)                         5.20%
   Total Annual Operating Expenses(7)                  1.16%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.11%          +14.11%  +19.58%  +57.19%
Average Annual Total Return(2)                +3.11%          +13.11%   +3.64%   +4.63%
Avg. Ann. Total Return (12/31/09)(3)                          +11.57%   +3.52%   +4.79%
   Distribution Rate(4)                                3.71%
   Taxable Equivalent Distribution Rate(5)             6.50%
   30-Day Standardized Yield(6)                        2.97%
   Taxable Equivalent Yield(5)                         5.20%
   Total Annual Operating Expenses(7)                  1.16%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +4.34%          +14.82%  +23.46%  +67.47%
Average Annual Total Return(2)                +4.34%          +14.82%   +4.31%   +5.29%
Avg. Ann. Total Return (12/31/09)(3)                          +13.25%   +4.20%   +5.46%
   Distribution Rate(4)                                4.32%
   Taxable Equivalent Distribution Rate(5)             7.57%
   30-Day Standardized Yield(6)                        3.62%
   Taxable Equivalent Yield(5)                         6.34%
   Total Annual Operating Expenses(7)                  0.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     November dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 11/30/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and New York state and City personal income tax rate of 42.91%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 11/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.18% and +4.67%.


                             12 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 6/1/09     VALUE 11/30/09   PERIOD* 6/1/09-11/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,043.90              $3.07
Hypothetical (5% return before expenses)         $1,000           $1,022.06              $3.04
CLASS B
Actual                                           $1,000           $1,040.10              $5.93
Hypothetical (5% return before expenses)         $1,000           $1,019.25              $5.87
CLASS C
Actual                                           $1,000           $1,041.10              $5.94
Hypothetical (5% return before expenses)         $1,000           $1,019.25              $5.87
ADVISOR CLASS
Actual                                           $1,000           $1,043.40              $2.61
Hypothetical (5% return before expenses)         $1,000           $1,022.51              $2.59

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; B: 1.16%; C: 1.16%; and Advisor:
     0.51%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             14 | Semiannual Report

Franklin New York Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


                                         SIX MONTHS ENDED                          YEAR ENDED MAY 31,
                                        NOVEMBER 30, 2009   ------------------------------------------------------------------
CLASS A                                    (UNAUDITED)         2009          2008          2007          2006          2005
-------                                 -----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $    11.34      $    11.61    $    11.69    $    11.72    $    12.01    $    11.64
                                            ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) .........             0.25            0.50          0.51          0.51          0.52          0.54
   Net realized and unrealized
      gains (losses) ................             0.24           (0.21)        (0.06)        (0.02)        (0.29)         0.37
                                            ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations ....             0.49            0.29          0.45          0.49          0.23          0.91
                                            ----------      ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ............            (0.25)          (0.51)        (0.51)        (0.51)        (0.52)        (0.54)
   Net realized gains ...............               --           (0.05)        (0.02)        (0.01)           --            --
                                            ----------      ----------    ----------    ----------    ----------    ----------
Total distributions .................            (0.25)          (0.56)        (0.53)        (0.52)        (0.52)        (0.54)
                                            ----------      ----------    ----------    ----------    ----------    ----------
Redemption fees(c) ..................               --              --(d)         --(d)         --(d)         --(d)         --(d)
                                            ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ......       $    11.58      $    11.34    $    11.61    $    11.69    $    11.72    $    12.01
                                            ==========      ==========    ==========    ==========    ==========    ==========
Total return(e) .....................             4.39%           2.72%         3.92%         4.25%         1.95%         7.95%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................             0.60%           0.60%         0.60%         0.61%         0.60%         0.60%
Net investment income ...............             4.30%           4.53%         4.38%         4.37%         4.41%         4.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $5,183,481      $4,831,851    $4,701,098    $4,411,763    $4,351,378    $4,497,924
Portfolio turnover rate .............             8.13%          13.12%        11.88%         5.59%         9.71%        10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin New York Tax-Free Income Fund

                                         SIX MONTHS ENDED                        YEAR ENDED MAY 31,
                                        NOVEMBER 30, 2009   -----------------------------------------------------------
CLASS B                                    (UNAUDITED)        2009         2008         2007        2006         2005
-------                                 -----------------   --------     --------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................        $ 11.32        $  11.58     $  11.67     $ 11.70     $  11.99     $  11.61
                                             -------        --------     --------     -------     --------     --------
Income from investment operations(a):
   Net investment income(b) .........           0.21            0.44         0.44        0.45         0.45         0.47
   Net realized and unrealized gains
      (losses) ......................           0.24           (0.21)       (0.07)      (0.02)       (0.29)        0.38
                                             -------        --------     --------     -------     --------     --------
Total from investment operations ....           0.45            0.23         0.37        0.43         0.16         0.85
                                             -------        --------     --------     -------     --------     --------
Less distributions from:
   Net investment income ............          (0.22)          (0.44)       (0.44)      (0.45)       (0.45)       (0.47)
   Net realized gains ...............             --           (0.05)       (0.02)      (0.01)          --           --
                                             -------        --------     --------     -------     --------     --------
Total distributions .................          (0.22)          (0.49)       (0.46)      (0.46)       (0.45)       (0.47)
                                             -------        --------     --------     -------     --------     --------
Redemption fees(c) ..................             --              --(d)        --(d)       --(d)        --(d)        --(d)
                                             -------        --------     --------     -------     --------     --------
Net asset value, end of period ......        $ 11.55        $  11.32     $  11.58     $ 11.67     $  11.70     $  11.99
                                             =======        ========     ========     ========    ========     ========
Total return(e) .....................           4.01%           2.23%        3.26%       3.67%        1.38%        7.46%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................           1.16%           1.16%        1.16%       1.17%        1.16%        1.16%
Net investment income ...............          3.74%            3.97%        3.82%       3.81%        3.85%        3.94%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...        $91,080        $112,001     $148,693     $178,205    $207,209     $231,020
Portfolio turnover rate .............           8.13%          13.12%       11.88%        5.59%       9.71%       10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin New York Tax-Free Income Fund

                                         SIX MONTHS ENDED                        YEAR ENDED MAY 31,
                                        NOVEMBER 30, 2009   ------------------------------------------------------------
CLASS C                                    (UNAUDITED)        2009         2008         2007        2006          2005
-------                                 -----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $  11.33        $  11.60     $  11.69     $  11.71     $  12.00     $  11.63
                                            --------        --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .........           0.22            0.44         0.44         0.45         0.45         0.47
   Net realized and unrealized gains
      (losses) ......................           0.24           (0.22)       (0.07)       (0.01)       (0.29)        0.37
                                            --------        --------     --------     --------     --------     --------
Total from investment operations ....           0.46            0.22         0.37         0.44         0.16         0.84
                                            --------        --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ............          (0.22)          (0.44)       (0.44)       (0.45)       (0.45)       (0.47)
   Net realized gains ...............             --           (0.05)       (0.02)       (0.01)          --           --
                                            --------        --------     --------     --------     --------     --------
Total distributions .................          (0.22)          (0.49)       (0.46)       (0.46)       (0.45)       (0.47)
                                            --------        --------     --------     --------     --------     --------
Redemption fees(c) ..................             --              --(d)        --(d)        --(d)        --(d)        --(d)
                                            --------        --------     --------     --------     --------     --------
Net asset value, end of period ......       $  11.57        $  11.33       $11.60     $  11.69     $  11.71     $  12.00
                                            ========        ========     ========     ========     ========     ========
Total return(e) .....................           4.11%           2.15%        3.26%        3.76%        1.38%        7.36%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................           1.16%           1.16%        1.16%        1.17%        1.16%        1.16%
Net investment income ...............           3.74%           3.97%        3.82%        3.81%        3.85%        3.94%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $729,383        $535,898     $398,418     $272,837     $245,444     $235,805
Portfolio turnover rate .............           8.13%          13.12%       11.88%        5.59%        9.71%       10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin New York Tax-Free Income Fund

                                         SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                        NOVEMBER 30, 2009   -------------------------------------------------------
ADVISOR CLASS                              (UNAUDITED)        2009         2008        2007       2006        2005
-------------                           -----------------   --------     -------     -------    -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................       $  11.35        $  11.61     $ 11.70     $ 11.73    $ 12.02     $ 11.64
                                            --------        --------     -------     -------    -------     -------
Income from investment operations(a):
   Net investment income(b) .........           0.25            0.51        0.52        0.53       0.53        0.55
   Net realized and unrealized gains
      (losses) ......................           0.24           (0.20)      (0.07)      (0.02)     (0.29)       0.38
                                            --------        --------     -------     -------    -------     -------
Total from investment operations ....           0.49            0.31        0.45        0.51       0.24        0.93
                                            --------        --------     -------     -------    -------     -------
Less distributions from:
   Net investment income ............          (0.26)          (0.52)      (0.52)      (0.53)     (0.53)      (0.55)
   Net realized gains ...............             --           (0.05)      (0.02)      (0.01)        --          --
                                            --------        --------     -------     -------    -------     -------
Total distributions .................          (0.26)          (0.57)      (0.54)      (0.54)     (0.53)      (0.55)
                                            --------        --------     -------     -------    -------     -------
Redemption fees(c) ..................             --              --(d)       --(d)       --(d)      --(d)       --(d)
                                            --------        --------     -------     -------    -------     -------
Net asset value, end of period ......       $  11.58        $  11.35     $ 11.61     $ 11.70    $ 11.73     $ 12.02
                                            ========        ========     =======     =======    =======     =======
Total return(e) .....................           4.34%           2.90%       3.93%       4.34%      2.04%       8.14%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................           0.51%           0.51%       0.51%       0.52%      0.51%       0.51%
Net investment income ...............           4.39%           4.62%       4.47%       4.46%      4.50%       4.59%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $145,942        $102,034     $84,781     $61,547    $ 44,308    $30,487
Portfolio turnover rate .............           8.13%          13.12%      11.88%       5.59%       9.71%     10.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin New York Tax-Free Income Fund

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2009 (UNAUDITED)

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS 98.2%
    NEW YORK 92.7%
    Albany Housing Authority Limited Obligation Revenue, Refunding, 6.25%,
       10/01/12 ....................................................................   $ 3,340,000   $    3,347,415
    Albany IDA Civic Facility Revenue,
       Albany Medical Center Project, 6.00%, 5/01/19 ...............................     1,270,000        1,242,289
       Albany Medical Center Project, 6.00%, 5/01/29 ...............................     1,460,000        1,304,758
       St. Peter's Hospital Project, Series A, 5.25%, 11/15/27 .....................     5,000,000        4,925,600
       St. Peter's Hospital Project, Series A, 5.25%, 11/15/32 .....................     5,000,000        4,775,300
       St. Peter's Hospital Project, Series E, 5.50%, 11/15/27 .....................     1,135,000        1,143,683
       St. Peter's Hospital Project, Series E, 5.25%, 11/15/32 .....................     1,150,000        1,096,893
       St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.375%, 7/01/31 ....     2,750,000        2,988,150
    Albany Parking Authority Revenue,
       Refunding, Series A, 5.625%, 7/15/20 ........................................       555,000          602,364
       Refunding, Series A, 5.625%, 7/15/25 ........................................       415,000          450,416
       Series A, Pre-Refunded, 5.625%, 7/15/20 .....................................       695,000          753,957
       Series A, Pre-Refunded, 5.625%, 7/15/25 .....................................       585,000          634,626
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation
       Faculty-Student Housing Corp.,
       Series A, AMBAC Insured, 5.125%, 8/01/20 ....................................     1,410,000        1,465,526
       Series A, AMBAC Insured, 5.25%, 8/01/31 .....................................     5,055,000        5,131,887
       Series B, AMBAC Insured, 5.625%, 8/01/20 ....................................     1,690,000        1,751,550
       Series B, AMBAC Insured, 5.75%, 8/01/25 .....................................     3,050,000        3,157,817
       Series B, AMBAC Insured, 5.75%, 8/01/30 .....................................     3,440,000        3,552,144
       Series B, AMBAC Insured, 5.25%, 8/01/31 .....................................     1,000,000        1,015,210
    Battery Park City Authority Revenue, Refunding, Series A, 5.00%,
       11/01/24 ....................................................................     9,000,000        9,864,900
       11/01/25 ....................................................................    12,000,000       13,068,840
       11/01/26 ....................................................................    14,250,000       15,474,930
    Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 ...........     3,845,000        4,626,804
    Dutchess County IDA Civic Facility Revenue, Vassar College Project,
       Pre-Refunded, 5.35%, 9/01/40 ................................................    16,000,000       17,415,360
    Geneva IDA Civic Facilities Revenue, Colleges of the Seneca Project, AMBAC
       Insured,
       5.00%, 9/01/21 ..............................................................     2,835,000        2,944,658
       5.125%, 9/01/31 .............................................................     5,045,000        5,189,085
    Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility,
       5.00%,
       10/01/30 ....................................................................     3,000,000        3,034,560
       10/01/35 ....................................................................     1,500,000        1,480,620
    Long Island Power Authority Electric System Revenue,
       General, Refunding, Series A, 6.00%, 5/01/33 ................................    42,000,000       46,856,460
       General, Refunding, Series B, 5.00%, 12/01/35 ...............................     5,000,000        5,005,450
       General, Series A, AMBAC Insured, 5.00%, 9/01/34 ............................    20,670,000       20,859,544
       General, Series C, 5.00%, 9/01/35 ...........................................    16,000,000       16,016,960
       Series A, AMBAC Insured, 5.00%, 9/01/29 .....................................    24,000,000       24,423,840
       Series C, BHAC Insured, 5.00%, 9/01/35 ......................................     5,000,000        5,120,300
    Madison County IDA Civic Facility Revenue, Colgate University Project, Series B,
       5.00%,
       7/01/33 .....................................................................     2,000,000        2,040,580
    Middleburg Central School District GO, FGIC Insured,
       4.60%, 8/15/17 ..............................................................     1,045,000        1,065,660
       4.625%, 8/15/18 .............................................................     1,155,000        1,176,252
       4.625%, 8/15/19 .............................................................     1,210,000        1,229,989


                             Semiannual Report | 19

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Middleburg Central School District GO, FGIC Insured, (continued)
       4.75%, 8/15/20 ..............................................................   $ 1,270,000   $    1,291,438
       4.75%, 8/15/21 ..............................................................     1,330,000        1,351,160
    Monroe County IDAR, Civic Facilities, De Paul Community Facilities,
       6.50%, 2/01/24 ..............................................................     1,285,000        1,316,997
    Montgomery County IDA Lease Revenue, Hamilton Fulton Montgomery Board of
       Cooperative Educational Services Project, Series A, XLCA Insured, 5.00%,
       7/01/29 .....................................................................     5,710,000        5,180,112
       7/01/34 .....................................................................     3,000,000        2,567,910
    MTA Commuter Facilities Revenue,
       Series 8, Pre-Refunded, 5.50%, 7/01/21 ......................................     5,000,000        5,792,600
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/28 ........................     8,655,000        9,287,421
       Series A, Pre-Refunded, 5.25%, 7/01/28 ......................................    18,300,000       19,682,382
       Series R, Pre-Refunded, 5.50%, 7/01/17 ......................................     2,000,000        2,409,860
    MTA Dedicated Tax Fund Revenue,
       Refunding, Series A, 5.00%, 11/15/30 ........................................    25,000,000       25,313,500
       Series A, 5.50%, 11/15/39 ...................................................    22,845,000       24,287,205
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ........................    27,260,000       27,774,941
       Series A, FSA Insured, 5.00%, 11/15/28 ......................................    41,575,000       43,001,022
       Series A, FSA Insured, 5.00%, 11/15/32 ......................................    71,685,000       72,960,276
       Series A, FSA Insured, Pre-Refunded, 5.00%, 4/01/29 .........................    25,800,000       30,055,194
       Series A, NATL Insured, 5.00%, 11/15/35 .....................................    50,430,000       50,634,241
       Series A, NATL Insured, Pre-Refunded, 5.25%, 4/01/26 ........................    20,500,000       21,338,245
       Series B, 5.00%, 11/15/34 ...................................................    60,000,000       61,994,400
       Series B, NATL Insured, 4.75%, 11/15/26 .....................................     5,200,000        5,270,512
       Series B, NATL Insured, 5.00%, 11/15/31 .....................................    40,000,000       41,085,200
    MTA Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 11/15/25 ..........................    21,510,000       22,290,383
       Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 ..........................    34,000,000       34,564,740
       Refunding, Series A, FSA Insured, 5.00%, 11/15/30 ...........................    68,130,000       68,629,393
       Refunding, Series A, NATL Insured, 5.125%, 11/15/31 .........................    15,000,000       15,198,000
       Refunding, Series E, 5.25%, 11/15/31 ........................................    15,000,000       15,228,450
       Refunding, Series U, FGIC Insured, 5.125%, 11/15/31 .........................     5,000,000        5,066,000
       Series A, 5.00%, 11/15/37 ...................................................    48,000,000       47,570,400
       Series A, FGIC Insured, 5.00%, 11/15/32 .....................................    10,355,000       10,484,127
       Series B, 5.125%, 11/15/24 ..................................................    20,000,000       21,105,800
       Series B, 5.00%, 11/15/37 ...................................................    25,000,000       24,776,250
       Series B, Pre-Refunded, 5.25%, 11/15/32 .....................................    28,720,000       33,326,688
       Transportation, Series A, 5.00%, 11/15/35 ...................................    43,895,000       43,945,040
       Transportation, Series C, 6.50%, 11/15/28 ...................................    15,000,000       17,071,200
       Transportation, Series F, 5.00%, 11/15/35 ...................................    11,000,000       11,038,940
    MTA Service Contract Revenue,
       Commuter Facilities, Series 7, ETM, zero cpn., 7/01/10 ......................     7,500,000        7,468,500
       Commuter Facilities, Series 7, ETM, zero cpn., 7/01/11 ......................     7,590,000        7,472,659
       Commuter Facilities, Series 7, ETM, zero cpn., 7/01/13 ......................     2,065,000        1,958,880
       Refunding, Series A, 5.125%, 1/01/29 ........................................    33,105,000       33,926,004
       Refunding, Series A, AMBAC Insured, 5.25%, 7/01/31 ..........................    50,000,000       50,792,000
       Refunding, Series A, FGIC Insured, 5.00%, 7/01/25 ...........................    12,760,000       13,167,044
       Series B, 5.375%, 1/01/30 ...................................................    50,000,000       51,003,000
       Series B, NATL Insured, 5.00%, 1/01/31 ......................................    22,290,000       22,536,082


                             20 | Semiannual Report

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Service Contract Revenue, (continued)
       Transit Facilities, Series 7, ETM, zero cpn., 7/01/10 .......................   $ 9,000,000   $    8,962,200
       Transit Facilities, Series 7, ETM, zero cpn., 7/01/12 .......................    15,380,000       14,893,838
       Transit Facilities, Series 7, ETM, zero cpn., 7/01/13 .......................     7,935,000        7,527,220
    Nassau County GO,
       General Improvement, Series C, Assured Guaranty, 5.125%, 10/01/35 ...........    27,210,000       28,261,939
       General Improvement, Series C, Assured Guaranty, 5.25%, 10/01/39 ............    28,190,000       29,329,722
       Sewer and Storm Water Resources, Series D, Assured Guaranty, 5.25%,
          10/01/39 .................................................................     7,620,000        7,928,077
    New York City GO,
       Citysavers, Series B, zero cpn., 8/01/10 ....................................     2,690,000        2,682,737
       Citysavers, Series B, zero cpn., 6/01/12 ....................................     1,030,000        1,065,154
       Citysavers, Series B, zero cpn., 12/01/12 ...................................     1,030,000        1,056,904
       Citysavers, Series B, zero cpn., 6/01/13 ....................................     1,030,000        1,038,240
       Citysavers, Series B, zero cpn., 12/01/13 ...................................     1,030,000        1,028,723
       Citysavers, Series B, zero cpn., 6/01/14 ....................................     1,030,000        1,002,654
       Citysavers, Series B, zero cpn., 12/01/14 ...................................     1,030,000          991,653
       Citysavers, Series B, zero cpn., 6/01/15 ....................................     1,030,000          960,733
       Citysavers, Series B, zero cpn., 12/01/15 ...................................     1,030,000          948,403
       Citysavers, Series B, zero cpn., 6/01/16 ....................................     1,030,000          918,410
       Citysavers, Series B, zero cpn., 12/01/16 ...................................     1,030,000          905,288
       Citysavers, Series B, zero cpn., 6/01/17 ....................................     1,030,000          876,025
       Citysavers, Series B, zero cpn., 12/01/17 ...................................     1,030,000          862,450
       Citysavers, Series B, zero cpn., 6/01/18 ....................................     1,030,000          834,300
       Citysavers, Series B, zero cpn., 12/01/18 ...................................     1,005,000          800,603
       Citysavers, Series B, zero cpn., 6/01/19 ....................................     1,030,000          794,254
       Citysavers, Series B, zero cpn., 12/01/19 ...................................     1,030,000          780,483
       Citysavers, Series B, zero cpn., 6/01/20 ....................................    10,000,000        6,820,300
       Fiscal 2003, Series I, 5.00%, 3/01/29 .......................................    10,000,000       10,206,200
       Fiscal 2003, Series I, 5.00%, 3/01/30 .......................................    14,785,000       15,067,393
       Pre-Refunded, 5.50%, 5/15/24 ................................................     8,920,000        9,220,426
       Refunding, 5.50%, 5/15/24 ...................................................     1,080,000        1,100,596
       Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22 ..........................    15,000,000       15,844,650
       Series A, FSA Insured, 6.00%, 5/15/30 .......................................     1,095,000        1,118,302
       Series A, FSA Insured, Pre-Refunded, 6.00%, 5/15/30 .........................     5,155,000        5,340,168
       Series B, 7.00%, 2/01/18 ....................................................        25,000           25,111
       Series C, 7.00%, 2/01/12 ....................................................       705,000          711,599
       Series C, FSA Insured, Pre-Refunded, 5.125%, 3/15/25 ........................     6,335,000        6,980,980
       Series D, 8.00%, 8/01/17 ....................................................         5,000            5,050
       Series D, 7.50%, 2/01/18 ....................................................         5,000            5,022
       Series D, 5.125%, 8/01/19 ...................................................     1,985,000        2,046,674
       Series D, 5.50%, 6/01/24 ....................................................    16,160,000       16,921,621
       Series D, 5.125%, 12/01/28 ..................................................     5,230,000        5,501,228
       Series D, 5.00%, 10/15/29 ...................................................     5,000,000        5,121,400
       Series D, 5.00%, 11/01/34 ...................................................     5,000,000        5,080,250
       Series D, Pre-Refunded, 5.50%, 6/01/24 ......................................     7,785,000        8,697,168
       Series E, Sub Series E-1, 6.00%, 10/15/23 ...................................     7,000,000        8,161,160
       Series E, Sub Series E-1, 6.25%, 10/15/28 ...................................    10,000,000       11,665,100
       Series F, 5.30%, 1/15/26 ....................................................    24,070,000       25,027,264
       Series F, Pre-Refunded, 5.30%, 1/15/26 ......................................    20,930,000       23,767,689


                             Semiannual Report | 21

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City GO, (continued)
       Series H, 7.20%, 2/01/15 ....................................................   $     5,000   $        5,022
       Series H, FSA Insured, 5.375%, 8/01/27 ......................................       125,000          125,693
       Series H, NATL Insured, 5.125%, 8/01/25 .....................................       900,000          904,833
       Series I, Sub Series I-1, 5.375%, 4/01/36 ...................................    17,500,000       18,572,575
       Series J, Sub Series J-1, 5.00%, 5/15/33 ....................................    19,500,000       20,031,570
       Series J, Sub Series J-1, 5.00%, 5/15/36 ....................................     7,895,000        8,037,663
       Series J, Sub Series J-1, AMBAC Insured, 5.00%, 6/01/23 .....................    20,000,000       21,098,800
       Series M, 5.00%, 4/01/35 ....................................................    10,000,000       10,129,900
    New York City HDC, MFHR, Series C-1,
       5.25%, 11/01/29 .............................................................     6,110,000        6,283,829
       5.50%, 11/01/34 .............................................................     3,000,000        3,113,640
       5.55%, 11/01/39 .............................................................     3,300,000        3,422,232
       5.70%, 11/01/46 .............................................................    12,500,000       13,007,000
    New York City IDA Civic Facility Revenue,
       Ethical Culture School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35 ....     7,820,000        6,427,258
       Institute of International Education Inc. Project, 5.25%, 9/01/21 ...........     1,530,000        1,567,011
       Institute of International Education Inc. Project, 5.25%, 9/01/31 ...........     5,235,000        5,292,794
       New York University Project, AMBAC Insured, 5.00%, 7/01/31 ..................    18,000,000       18,186,840
       Staten Island University Hospital Project, Series A, 6.375%, 7/01/31 ........     3,730,000        3,425,707
    New York City IDAR,
       Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/39 ...............     8,000,000        7,074,880
       Yankee Stadium, Pilot, Assured Guaranty, 7.00%, 3/01/49 .....................    15,000,000       17,341,950
    New York City Municipal Finance Authority Revenue, Series D, FSA Insured, 5.00%,
       6/15/38 .....................................................................    59,000,000       59,752,840
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Fiscal 2004, Refunding, Series C, 5.00%, 6/15/35 ............................    10,000,000       10,190,500
       Fiscal 2008, Refunding, Series A, 5.00%, 6/15/38 ............................    52,000,000       52,748,280
       Refunding, Series A, 5.00%, 6/15/39 .........................................    34,950,000       35,404,000
       Refunding, Series B, 6.10%, 6/15/31 .........................................    11,005,000       11,423,740
       Refunding, Series B, 6.00%, 6/15/33 .........................................     6,040,000        6,266,621
       Refunding, Series B, 5.00%, 6/15/36 .........................................    26,700,000       27,198,489
       Refunding, Series D, 5.00%, 6/15/37 .........................................     4,865,000        4,932,915
       Refunding, Series D, AMBAC Insured, 5.00%, 6/15/39 ..........................     7,900,000        8,002,621
       Refunding, Series E, NATL Insured, 5.125%, 6/15/31 ..........................    34,175,000       34,984,606
       Second General Resolution, Refunding, Series AA, 5.00%, 6/15/37 .............     5,000,000        5,059,350
       Second General Resolution, Refunding, Series GG-1, 5.00%, 6/15/39 ...........    25,000,000       25,321,250
       Second General Resolution, Series AA, 4.75%, 6/15/37 ........................    40,000,000       39,635,200
       Series A, 5.75%, 6/15/40 ....................................................     6,550,000        7,183,123
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 6/15/33 ........................     7,000,000        7,508,340
       Series B, 5.00%, 6/15/26 ....................................................    25,000,000       25,528,500
       Series B, 5.00%, 6/15/36 ....................................................    25,000,000       25,375,250
       Series B, Pre-Refunded, 6.10%, 6/15/31 ......................................     3,995,000        4,159,834
       Series B, Pre-Refunded, 6.00%, 6/15/33 ......................................    10,260,000       10,677,787
    New York City Transitional Finance Authority Building Aid Revenue,
       Fiscal 2007, Series S-2, FGIC Insured, 5.00%, 1/15/37 .......................    22,000,000       21,934,000
       Fiscal 2008, Refunding, Series S-1, 5.00%, 1/15/34 ..........................    75,000,000       75,443,250
       Fiscal 2009, Series S-1, 5.75%, 7/15/38 .....................................    30,000,000       32,165,100


                             22 | Semiannual Report

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City Transitional Finance Authority Building Aid Revenue, (continued)
       Fiscal 2009, Series S-2, 6.00%, 7/15/38 .....................................   $50,000,000   $   55,042,500
       Fiscal 2009, Series S-3, 5.25%, 1/15/39 .....................................    29,485,000       30,366,012
       Fiscal 2009, Series S-4, 5.75%, 1/15/39 .....................................    30,000,000       32,243,100
       Fiscal 2009, Series S-5, 5.25%, 1/15/39 .....................................    27,000,000       27,806,760
    New York City Transitional Finance Authority Revenue,
       Future Tax Secured, 2005, Series B, 5.00%, 5/01/26 ..........................       460,000          462,737
       Future Tax Secured, 2005, Series C, 5.00%, 5/01/29 ..........................     1,485,000        1,501,053
       Future Tax Secured, Refunding, Series B, 5.00%, 5/01/30 .....................     7,290,000        7,492,225
       Future Tax Secured, Refunding, Series B, AMBAC Insured, 5.00%, 5/01/30 ......     2,900,000        2,980,446
       Future Tax Secured, Refunding, Series B, NATL Insured, 5.00%, 8/01/32 .......    15,000,000       15,315,600
       Future Tax Secured, Series A, 5.25%, 8/01/31 ................................    28,205,000       29,266,636
       Future Tax Secured, Series A, 5.00%, 5/01/34 ................................    20,000,000       20,713,000
       Future Tax Secured, Series A, 5.00%, 5/01/38 ................................    20,000,000       20,497,200
       Future Tax Secured, Series A, FGIC Insured, 5.00%, 5/01/28 ..................    15,805,000       16,051,716
       Future Tax Secured, Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ....       260,000          276,658
       Future Tax Secured, Series A, Pre-Refunded, 5.625%, 2/15/26 .................    20,000,000       20,415,400
       Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/31 ..................       460,000          491,091
       Future Tax Secured, Series A, Pre-Refunded, 5.25%, 8/01/31 ..................     2,400,000        2,772,312
       Future Tax Secured, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 5/01/30 ...       100,000          109,417
       Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/29 .................    15,000,000       15,542,400
       Future Tax Secured, Series B, Pre-Refunded, 5.00%, 5/01/30 ..................       230,000          251,659
       Future Tax Secured, Series C, NATL Insured, 5.00%, 5/01/29 ..................       335,000          338,585
       Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/24 .................    16,800,000       17,334,912
       Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/29 .................    13,660,000       14,094,934
       Future Tax Secured, Series D, 5.00%, 2/01/27 ................................    62,025,000       64,481,810
       Future Tax Secured, Series E, 5.00%, 2/01/25 ................................     5,000,000        5,222,350
       Future Tax Secured, Series E, 5.00%, 2/01/27 ................................    10,000,000       10,396,100
       Future Tax Secured, Series E, 5.00%, 2/01/33 ................................     8,895,000        9,108,391
    New York City Transportation Authority MTA Triborough Bridge and Tunnel
       Authority COP,
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 1/01/29 .......................    79,840,000       80,946,582
    New York City Trust for Cultural Resources Revenue,
       Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 .........    15,500,000       15,759,160
       Wildlife Conservation Society, FGIC Insured, 5.00%, 2/01/34 .................    10,500,000       10,644,900
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%,
       11/15/35 ....................................................................    33,130,000       32,329,248
       11/15/44 ....................................................................    31,000,000       28,648,960
    New York GO, Refunding, Series C, 5.00%,
       8/01/24 .....................................................................    10,000,000       10,703,200
       8/01/25 .....................................................................     7,575,000        8,070,329
       8/01/26 .....................................................................     2,190,000        2,322,473
    New York IDA Parking Facility Revenue, Royal Charter Presbyterian, FSA Insured,
       5.25%, 12/15/32 .............................................................     1,525,000        1,566,739
    New York Liberty Development Corp. Revenue,
       5.50%, 10/01/37 .............................................................    27,000,000       26,997,840
       Goldman Sachs Headquarters, 5.25%, 10/01/35 .................................    78,600,000       77,391,918


                             Semiannual Report | 23

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Lease Revenue,
       Court Facilities, Pre-Refunded, 6.00%, 5/15/39 ..............................   $58,245,000   $   60,337,160
       Refunding, Series A, FGIC Insured, 5.00%, 7/01/33 ...........................    12,650,000       12,678,209
       State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.50%,
          7/01/27 ..................................................................     2,000,000        2,157,280
       State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.10%,
          7/01/31 ..................................................................     7,700,000        8,257,172
       State University Dormitory Facilities, Pre-Refunded, 5.00%, 7/01/32 .........     5,500,000        6,095,650
       State University Dormitory Facilities, Series A, 5.00%, 7/01/39 .............     7,250,000        7,315,612
       State University Dormitory Facilities, Series A, Pre-Refunded, 6.00%,
          7/01/30 ..................................................................     5,750,000        5,998,860
    New York State Dormitory Authority Personal Income Tax Revenue, Series A,
       5.00%, 3/15/38 ..............................................................     5,000,000        5,103,900
    New York State Dormitory Authority Revenue,
       City University System, Consolidated Fourth General Resolution, Series A,
          Pre-Refunded, 5.25%, 7/01/31 .............................................    12,000,000       12,896,640
       FGIC Insured, Pre-Refunded, 5.125%, 5/15/31 .................................    22,000,000       24,576,860
       Mental Health Services Facilities Improvement, Series B, 5.00%, 2/15/33 .....    35,000,000       35,353,850
       Mental Health Services Facilities Improvement, Series B, NATL Insured,
          Pre-Refunded, 6.00%, 2/15/25 .............................................     5,460,000        5,522,954
       Mental Health Services Facilities Improvement, Series B, NATL Insured,
          Pre-Refunded, 6.00%, 2/15/30 .............................................     4,300,000        4,349,579
       Mental Health Services Facilities Improvement, Series B, NATL Insured,
          Pre-Refunded, 5.25%, 8/15/31 .............................................     3,975,000        4,294,908
       Mental Health Services Facilities Improvement, Series D, FSA Insured,
          Pre-Refunded, 5.50%, 2/15/21 .............................................     1,015,000        1,052,393
       Mental Health Services Facilities Improvement, Series D, FSA Insured,
          Pre-Refunded, 5.50%, 8/15/21 .............................................     2,065,000        2,141,075
       Mental Health Services Facilities Improvement, Series D, FSA Insured,
          Pre-Refunded, 5.25%, 8/15/30 .............................................     4,460,000        4,616,501
       Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.125%, 2/01/22 ............     4,000,000        4,095,040
       Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.00%, 2/01/31 .............     5,500,000        5,510,505
       North Shore L.I. Jewish Group, Pre-Refunded, 5.50%, 5/01/33 .................     2,500,000        2,882,700
       School Districts Financing Program, Series A, NATL Insured, 5.00%, 4/01/31 ..     9,500,000        9,644,400
       Teachers College, NATL Insured, 5.00%, 7/01/22 ..............................     2,885,000        2,978,474
       Teachers College, NATL Insured, 5.00%, 7/01/32 ..............................     6,000,000        6,070,560
       Upstate Community Colleges, Series A, 5.00%, 7/01/27 ........................     3,720,000        3,774,572
    New York State Dormitory Authority Revenues,
       Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ...........................     4,730,000        4,749,819
       City University System, Consolidated, Third General, Refunding, Series 1,
          FGIC Insured, 5.25%, 7/01/25 .............................................     4,100,000        4,102,214
       City University System, Consolidated Second General Resolution,
          Refunding, Series C, 7.50%, 7/01/10 ......................................     2,995,000        3,109,169
       Fashion Institute of Technology Student Housing Corp., FGIC Insured,
          Pre-Refunded, 5.00%, 7/01/29 .............................................     9,700,000       11,280,518
       Fashion Institute of Technology Student Housing Corp., FGIC Insured,
          Pre-Refunded, 5.125%, 7/01/34 ............................................    15,000,000       17,527,200
       Fordham University, Refunding, NATL Insured, 5.00%, 7/01/28 .................       490,000          490,010
       Good Samaritan Hospital Medical Center, Series A, NATL Insured, 5.50%,
          7/01/24 ..................................................................     5,000,000        4,999,750
       Mental Health Services Facilities Improvement, Series A, AMBAC Insured,
          5.00%, 2/15/30 ...........................................................     5,000,000        5,072,750


                             24 | Semiannual Report

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Montefiore Hospital, FGIC Insured, 5.00%, 8/01/29 ...........................   $ 5,995,000   $    6,065,261
       New School University, NATL Insured, 5.00%, 7/01/31 .........................     2,500,000        2,519,875
       New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 .............     4,900,000        4,916,072
       New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 ................     3,500,000        3,569,545
       New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 ................     5,000,000        5,069,450
       New York University, Series A, FGIC Insured, 5.00%, 7/01/34 .................    15,200,000       15,479,224
       Non-State Supported Debt, Brooklyn Law School, Refunding, 5.75%, 7/01/33 ....     3,750,000        3,785,550
       Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%,
          7/01/34 ..................................................................    10,000,000       10,592,800
       Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%,
          7/01/39 ..................................................................    22,000,000       22,882,200
       Non-State Supported Debt, Fordham University, FGIC Insured, 5.00%, 7/01/27 ..     2,435,000        2,510,875
       Non-State Supported Debt, Fordham University, FGIC Insured, 5.00%, 7/01/32 ..     3,125,000        3,180,781
       Non-State Supported Debt, Fordham University, Series B, Assured Guaranty,
          5.00%, 7/01/33 ...........................................................     9,000,000        9,233,190
       Non-State Supported Debt, Fordham University, Series B, Assured Guaranty,
          5.00%, 7/01/38 ...........................................................     5,000,000        5,062,450
       Non-State Supported Debt, Health Quest Systems, Series B, Assured
          Guaranty, 5.125%, 7/01/37 ................................................     3,000,000        3,002,670
       Non-State Supported Debt, Hospital Special Surgery, NATL Insured, 5.00%,
          8/15/29 ..................................................................     7,750,000        7,841,372
       Non-State Supported Debt, Hospital Special Surgery, NATL Insured, 5.00%,
          8/15/33 ..................................................................     5,200,000        5,156,840
       Non-State Supported Debt, Long Island University, Refunding, Radian
          Insured, 5.125%, 9/01/23 .................................................     1,700,000        1,669,451
       Non-State Supported Debt, Long Island University, Refunding, Radian
          Insured, 5.25%, 9/01/28 ..................................................     1,420,000        1,377,059
       Non-State Supported Debt, Montefiore Medical Center, FGIC Insured, 5.00%,
          2/01/28 ..................................................................    10,060,000       10,214,723
       Non-State Supported Debt, Mortgage Hospital, Montefiore, FHA Insured,
          5.00%, 8/01/24 ...........................................................     2,500,000        2,546,800
       Non-State Supported Debt, Mount Sinai School Medical New York University,
          Refunding, NATL Insured, 5.00%, 7/01/35 ..................................     5,000,000        4,907,750
       Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding,
          Series 2, Sub Series 2-4, 5.00%, 1/15/27 .................................     5,000,000        5,113,550
       Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding,
          Series 2, Sub Series 2-4, 5.00%, 1/15/28 .................................     5,000,000        5,083,100
       Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding,
          Series 2, Sub Series 2-5, 5.00%, 1/15/32 .................................    20,000,000       19,945,800
       Non-State Supported Debt, New York and Presbyterian Hospital, FSA
          Insured, 5.00%, 8/15/36 ..................................................    14,185,000       13,937,614
       Non-State Supported Debt, New York University, AMBAC Insured, 5.00%,
          7/01/26 ..................................................................     5,475,000        5,800,324
       Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/38 .....    22,800,000       23,164,800
   (a) Non-State Supported Debt, New York University, Series A, 5.00%,
          7/01/39 ..................................................................    10,000,000       10,205,600
       Non-State Supported Debt, New York University, Series A, AMBAC Insured,
          5.00%, 7/01/27 ...........................................................     5,470,000        5,765,872
       Non-State Supported Debt, New York University, Series A, AMBAC Insured,
          5.00%, 7/01/32 ...........................................................     5,000,000        5,155,600
       Non-State Supported Debt, New York University, Series A, AMBAC Insured,
          5.00%, 7/01/37 ...........................................................    10,805,000       11,029,960
       Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/38 .....    26,995,000       27,426,920
   (a) Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/39 .....    16,650,000       16,928,221


                             Semiannual Report | 25

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Non-State Supported Debt, New York University, Series B, 5.25%, 7/01/48 .....   $49,665,000   $   50,589,762
       Non-State Supported Debt, New York University, Series C, 5.00%, 7/01/38 .....    25,000,000       25,400,000
       Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E,
          5.00%, 5/01/21 ...........................................................     5,590,000        5,606,379
       Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E,
          5.00%, 5/01/22 ...........................................................     2,300,000        2,303,312
       Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E,
          5.00%, 5/01/23 ...........................................................     2,150,000        2,143,657
       Non-State Supported Debt, North Shore L.I. Jewish, Refunding, Series E,
          5.50%, 5/01/33 ...........................................................     3,000,000        3,037,200
       Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.25%,
          5/01/25 ..................................................................     3,000,000        3,016,260
       Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.25%,
          5/01/30 ..................................................................     8,750,000        8,738,712
       Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.50%,
          5/01/30 ..................................................................     3,000,000        3,052,740
       Non-State Supported Debt, North Shore L.I. Jewish, Series A, 5.50%,
          5/01/37 ..................................................................    13,000,000       13,103,740
       Non-State Supported Debt, North Shore L.I. Jewish Obligated Group, Series
          A, 5.00%, 5/01/32 ........................................................     6,250,000        6,009,625
       Non-State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%,
          11/01/26 .................................................................     2,665,000        2,498,891
       Non-State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%,
          11/01/31 .................................................................     2,500,000        2,179,175
       Non-State Supported Debt, Residential Institution for Children, 5.00%,
          6/01/38 ..................................................................     5,000,000        5,097,050
       Non-State Supported Debt, School District Financing Program, Series C, FSA
          Insured, 5.00%, 10/01/37 .................................................     6,550,000        6,754,949
       Non-State Supported Debt, School Districts Bond Financing, Refunding,
          Series C, NATL Insured, 5.00%, 4/01/35 ...................................     7,525,000        7,704,622
       Non-State Supported Debt, School Districts Bond Financing, Series B, NATL
          Insured, 5.00%, 10/01/34 .................................................     5,000,000        5,072,800
       Non-State Supported Debt, School Districts Financing Program, Series C,
          Assured Guaranty, 5.00%, 10/01/31 ........................................     4,000,000        4,232,120
       Non-State Supported Debt, School Districts Financing Program, Series C,
          Assured Guaranty, 5.125%, 10/01/36 .......................................     5,000,000        5,217,400
       Non-State Supported Debt, The New York Hospital Medical Center of Queens,
          FHA Insured, 4.75%, 2/15/37 ..............................................     5,000,000        4,608,450
       Non-State Supported Debt, University Rochester, Series A, 5.125%, 7/01/39 ...    10,500,000       10,816,050
       Non-State Supported Debt, Yeshiva University, Refunding, 5.00%, 9/01/38 .....    14,535,000       14,679,187
       Rockefeller University, Series A, Sub Series A1, 5.00%, 7/01/32 .............    11,500,000       11,744,720
       Skidmore College, FGIC Insured, 5.00%, 7/01/33 ..............................     6,565,000        6,704,638
       St. John's University, Series A, NATL Insured, Pre-Refunded, 5.25%,
          7/01/25 ..................................................................     5,310,000        5,759,438
       State Rehabilitation Assn., Series A, AMBAC Insured, 5.00%, 7/01/23 .........     1,725,000        1,797,002
       State Supported Debt, FSA Insured, 5.00%, 2/15/33 ...........................    13,280,000       13,743,074
       State Supported Debt, FSA Insured, 5.00%, 2/15/38 ...........................    22,260,000       22,635,304
       State Supported Debt, Mental Health, Refunding, Series D, NATL Insured,
          5.00%, 8/15/17 ...........................................................     2,250,000        2,251,125
       State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded,
          5.50%, 2/15/21 ...........................................................        95,000           98,500
       State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded,
          5.50%, 8/15/21 ...........................................................       205,000          212,552
       State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded,
          5.25%, 8/15/30 ...........................................................       165,000          170,790
       State Supported Debt, Mental Health Facilities, Series B, 5.00%, 2/15/28 ....     7,690,000        7,791,123


                             26 | Semiannual Report

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       State Supported Debt, Mental Health Facilities, Series B, Pre-Refunded,
          5.00%, 2/15/28 ...........................................................   $ 1,505,000   $    1,721,238
       State Supported Debt, Mental Health Services, Series B, NATL Insured,
          Pre-Refunded, 6.00%, 2/15/25 .............................................       640,000          647,379
       State Supported Debt, Mental Health Services, Series B, NATL Insured,
          Pre-Refunded, 6.00%, 2/15/30 .............................................       565,000          571,514
       State Supported Debt, Mental Health Services, Series D, FSA Insured,
          5.25%, 8/15/30 ...........................................................       145,000          146,270
       State Supported Debt, Mental Health Services, Series D, FSA Insured,
          Pre-Refunded, 5.50%, 2/15/21 .............................................        25,000           25,921
       State Supported Debt, Mental Health Services, Series D, FSA Insured,
          Pre-Refunded, 5.50%, 8/15/21 .............................................        45,000           46,658
       State Supported Debt, Mental Health Services, Series D, FSA Insured,
          Pre-Refunded, 5.25%, 8/15/30 .............................................       230,000          238,071
       State Supported Debt, Mental Health Services Facilities Improvement,
          Series A, FSA Insured, 5.00%, 2/15/32 ....................................    28,000,000       28,938,000
       State Supported Debt, Mental Health Services Facilities Improvement,
          Series B, FSA Insured, 5.00%, 2/15/32 ....................................     8,680,000        8,970,780
       State Supported Debt, Mental Health Services Facilities Improvement,
          Series B, NATL Insured, 5.25%, 8/15/31 ...................................     3,640,000        3,657,909
       State Supported Debt, Mental Health Services Facilities Improvement,
          Series B, NATL Insured, Pre-Refunded, 5.25%, 8/15/31 .....................     2,385,000        2,576,945
       State Supported Debt, Mental Health Services Facilities Improvement,
          Series E, 5.00%, 2/15/30 .................................................    12,100,000       12,354,463
       State Supported Debt, State University Dormitory Facilities, 5.00%,
          7/01/33 ..................................................................    14,210,000       14,730,939
       State Supported Debt, State University Dormitory Facilities, 5.00%,
          7/01/38 ..................................................................    10,785,000       11,072,097
       State Supported Debt, Upstate Community Colleges, 6.00%, 7/01/31 ............    20,000,000       22,073,600
       State Supported Debt, Upstate Community Colleges, Refunding, Series A,
          5.00%, 7/01/28 ...........................................................     3,250,000        3,279,282
       W.K. Nursing Home Corp., FHA Insured, 6.05%, 2/01/26 ........................     6,800,000        6,813,736
       Yeshiva University, AMBAC Insured, 5.125%, 7/01/29 ..........................    13,260,000       13,720,918
       Yeshiva University, AMBAC Insured, 5.125%, 7/01/34 ..........................    23,510,000       24,023,223
    New York State Dormitory Authority State Personal Income Tax Revenue,
       Education, Refunding, Series C, 5.75%, 3/15/32 ..............................    30,100,000       33,482,638
       Education, Series A, 5.00%, 3/15/36 .........................................     7,395,000        7,522,046
       Education, Series A, 5.00%, 3/15/37 .........................................    69,750,000       70,979,692
       Education, Series A, AMBAC Insured, 5.00%, 3/15/34 ..........................    10,325,000       10,525,718
       Education, Series C, 5.00%, 12/15/31 ........................................    17,305,000       17,948,227
       Education, Series C, 5.00%, 12/15/35 ........................................    10,000,000       10,219,800
       Education, Series D, 5.00%, 3/15/36 .........................................    49,000,000       49,899,150
       Series A, 5.00%, 2/15/34 ....................................................    16,525,000       17,040,249
       Series A, 5.00%, 2/15/39 ....................................................    20,705,000       21,116,615
    New York State Energy Research and Development Authority PCR, Niagara Mohawk
       Power Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25 ..........    20,000,000       20,217,400
    New York State Environmental Facilities Corp. PCR, State Water, Series E,
       6.875%, 6/15/14 .............................................................     1,190,000        1,190,369
    New York State Environmental Facilities Corp. State Clean Water and Drinking
       Revenue,
       Revolving Funds, New York City Municipal Water, Refunding, Series A,
          5.00%, 6/15/37 ...........................................................     2,700,000        2,785,077
       Revolving Funds, New York City Municipal Water, Refunding, Series B,
          5.00%, 6/15/33 ...........................................................     6,510,000        6,818,314


                             Semiannual Report | 27

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Environmental Facilities Corp. State Clean Water and Drinking
       Revenue, (continued)
       Revolving Funds, New York City Municipal Water, Refunding, Series B,
          5.00%, 6/15/37 ...........................................................   $ 5,310,000   $    5,492,505
       Revolving Funds, Pooled Financing, Series B, 5.25%, 5/15/31 .................     9,595,000        9,800,141
       Revolving Funds, Series C, 5.25%, 6/15/31 ...................................    37,600,000       38,449,008
       Series A, 5.125%, 6/15/38 ...................................................    35,000,000       36,624,700
    New York State GO, Series A, 5.00%, 2/15/39 ....................................     6,000,000        6,209,880
    New York State HFA State Personal Income Tax Revenue,
       Economic Development and Housing, Series A, FGIC Insured, 5.00%, 9/15/34 ....    11,580,000       11,805,115
       Series A, 5.00%, 3/15/34 ....................................................    10,000,000       10,271,700
       Series A, 5.00%, 3/15/38 ....................................................    15,000,000       15,269,850
    New York State HFAR,
       Affordable Housing, Series B, 4.85%, 11/01/41 ...............................     8,500,000        8,218,480
       Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ...................     3,435,000        3,449,599
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%,
          11/01/15 .................................................................    19,670,000       19,754,188
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%,
          11/01/20 .................................................................    26,570,000       26,629,517
       MFM, Refunding, Series B, AMBAC Insured, 6.35%, 8/15/23 .....................     2,280,000        2,284,651
       MFM, Series B, AMBAC Insured, 6.25%, 8/15/14 ................................        80,000           80,088
    New York State Medical Care Facilities Finance Agency Revenue,
       Hospital and Nursing Home, Series A, FHA Insured, 6.30%, 8/15/23 ............     6,940,000        6,940,555
       Hospital and Nursing Home, Series A, FHA Insured, 6.375%, 8/15/33 ...........     5,880,000        5,885,351
       Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 ............    13,200,000       13,212,276
       Security Mortgage, 2008, Series A, 6.375%, 11/15/20 .........................     4,915,000        4,919,276
    New York State Mortgage Agency SONYMA Homeowner Mortgage Revenue,
       Series 156, 5.20%, 10/01/28 .................................................     7,500,000        7,686,150
       Series 156, 5.35%, 10/01/33 .................................................    11,440,000       11,713,874
       Series 158, 6.60%, 10/01/38 .................................................     4,000,000        4,344,840
    New York State Municipal Bond Bank Agency School Purpose Revenue, Series C,
       5.25%, 6/01/21 ..............................................................     5,110,000        5,386,247
       5.25%, 12/01/21 .............................................................     8,025,000        8,458,831
       5.25%, 6/01/22 ..............................................................     3,400,000        3,575,814
       5.25%, 12/01/22 .............................................................     5,000,000        5,258,550
       5.00%, 6/01/23 ..............................................................     5,925,000        6,169,406
       5.00%, 12/01/23 .............................................................     3,000,000        3,123,750
    New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo,
       Series A,
       AMBAC Insured, 5.25%, 5/15/31 ...............................................     4,145,000        4,197,932
    New York State Power Authority Revenue, Series A, 5.25%,
       11/15/30 ....................................................................     2,000,000        2,021,540
       11/15/40 ....................................................................     9,000,000        9,059,400
    New York State Thruway Authority General Revenue,
       AMBAC Insured, 5.00%, 1/01/30 ...............................................    10,000,000       10,165,400
       Refunding, Series G, FSA Insured, 5.00%, 1/01/30 ............................    10,000,000       10,179,700
       Refunding, Series H, FGIC Insured, 5.00%, 1/01/37 ...........................    54,810,000       54,326,028
       Refunding, Series H, FSA Insured, 5.00%, 1/01/32 ............................    10,000,000       10,118,900
       Series G, FSA Insured, 5.00%, 1/01/32 .......................................    35,000,000       35,303,450
       Series H, FSA Insured, 5.00%, 1/01/37 .......................................    10,000,000        9,911,700
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 4/01/19 ..........................    20,000,000       21,016,400
       Refunding, Series C, AMBAC Insured, 5.00%, 4/01/20 ..........................    18,835,000       19,614,769


                             28 | Semiannual Report

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
       (continued)
       Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/15 ......................   $ 2,000,000   $    2,056,120
       Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/16 ......................     2,000,000        2,056,120
    New York State Thruway Authority Revenue, State Personal Income Tax,
       Transportation, Series A, 5.00%, 3/15/22 ....................................    14,270,000       14,700,240
    New York State Thruway Authority Service Contract Revenue, Local Highway
       and Bridge, AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ....................    10,555,000       10,840,091
       Refunding, 5.00%, 4/01/18 ...................................................    31,330,000       35,276,327
       Refunding, 5.00%, 4/01/19 ...................................................    12,000,000       13,441,680
    New York State Urban Development Corp. Revenue,
       Correctional Facilities Service Contract, Series D, FSA Insured,
          Pre-Refunded, 5.25%, 1/01/30 .............................................    10,000,000       10,534,500
       Empire State Development Corp., Series B, 5.00%, 1/01/26 ....................     8,830,000        9,321,125
       Empire State Development Corp., Series B, 5.00%, 1/01/27 ....................     7,730,000        8,114,490
       Empire State Development Corp., Series B, 5.00%, 1/01/28 ....................     5,460,000        5,695,763
       FGIC Insured, 5.00%, 3/15/29 ................................................     7,000,000        7,222,530
       Personal Income Tax, Series C-1, Pre-Refunded, 5.00%, 3/15/25 ...............     3,225,000        3,659,665
       Personal Income Tax, State Facilities, Series A, Pre-Refunded, 5.25%,
          3/15/32 ..................................................................    20,000,000       22,120,200
       Refunding, Series D, 5.625%, 1/01/28 ........................................     3,780,000        4,126,286
       State Personal Income Tax, Series B-1, 5.00%, 3/15/36 .......................    10,000,000       10,238,000
    Niagara Falls Public Water Authority Revenue, Series A, NATL Insured,
       5.00%, 7/15/34 ..............................................................     9,000,000        9,118,260
    Orangetown Housing Authority Housing Facilities Revenue, Senior Housing
       Center Project, Refunding, NATL Insured, zero cpn., 4/01/30 .................    21,170,000        6,077,695
    Port Authority of New York and New Jersey Revenue, Consolidated,
       One Hundred Forty-Eighth Series, FSA Insured, 5.00%, 8/15/34 ................    30,000,000       31,083,600
       One Hundred Forty-Eighth Series, FSA Insured, 5.00%, 8/15/37 ................    74,235,000       75,943,890
       One Hundred Sixty-First Series, 5.00%, 10/15/34 .............................    35,000,000       36,014,650
       One Hundred Sixty-First Series, 5.00%, 10/15/35 .............................    29,000,000       29,725,000
       One Hundred Sixty-First Series, 5.00%, 10/15/39 .............................    25,000,000       25,466,750
    Sachem Central School District Holbrook GO, Series B, NATL Insured,
       Pre-Refunded, 5.00%,
       10/15/27 ....................................................................     3,885,000        4,450,617
       10/15/28 ....................................................................     2,000,000        2,291,180
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%,
       10/15/29 ....................................................................     5,195,000        5,448,204
       10/15/32 ....................................................................    94,975,000       98,367,507
    Saratoga County Water Authority Revenue, Water System, 5.00%, 9/01/48 ..........     7,225,000        7,311,194
    Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
       5.25%, 1/01/16 ..............................................................     4,000,000        3,741,920
       5.375%, 1/01/23 .............................................................     4,760,000        4,045,952
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1C, AMBAC
       Insured, 5.25%, 6/01/21 .....................................................    18,000,000       18,942,840
    Tompkins County IDAR, Civic Facility, Cornell University Lake, Pre-Refunded,
       5.75%, 7/01/30 ..............................................................     7,510,000        7,795,004
    Triborough Bridge and Tunnel Authority Revenues,
       5.00%, 11/15/24 .............................................................     6,965,000        7,528,747
       5.00%, 11/15/37 .............................................................    30,000,000       30,471,300
       Convention Center Project, Series E, zero cpn., 1/01/12 .....................    21,625,000       20,596,082
       General, Refunding, Series B, NATL Insured, 5.00%, 11/15/27 .................    10,000,000       10,289,500


                             Semiannual Report | 29

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Triborough Bridge and Tunnel Authority Revenues, (continued)
       General, Series A, 5.00%, 11/15/35 ..........................................   $ 9,155,000   $    9,326,839
       General, Series A-2, 5.25%, 11/15/34 ........................................    10,000,000       10,449,800
       General Purpose, Refunding, Series A, 5.00%, 1/01/27 ........................    34,500,000       35,214,840
       General Purpose, Refunding, Series A, NATL Insured, 5.00%, 1/01/32 ..........     3,770,000        3,824,024
       General Purpose, Refunding, Series B, 5.125%, 11/15/29 ......................    17,175,000       17,692,826
       General Purpose, Refunding, Series B, 5.00%, 11/15/32 .......................    10,000,000       10,200,100
       General Purpose, Series A, 5.00%, 1/01/32 ...................................     6,110,000        6,197,556
       General Purpose, Series A, Pre-Refunded, 5.125%, 1/01/31 ....................    24,310,000       26,567,427
       General Purpose, Series B, NATL Insured, Pre-Refunded, 5.20%, 1/01/27 .......     4,110,000        5,011,035
       General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27 .....................    15,000,000       18,288,450
       General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 .....................    32,185,000       39,912,940
       Refunding, NATL Insured, 5.00%, 11/15/26 ....................................    10,000,000       10,312,000
       Refunding, NATL Insured, 5.00%, 11/15/32 ....................................    22,875,000       23,332,729
       Refunding, Series C, 5.00%, 11/15/33 ........................................    31,840,000       32,812,075
       Refunding, Series C, 5.00%, 11/15/38 ........................................    22,900,000       23,279,453
       Series A, FGIC Insured, 5.00%, 1/01/32 ......................................     1,970,000        1,998,230
       Series D, 5.00%, 11/15/31 ...................................................    48,955,000       50,813,821
       sub. bond, AMBAC Insured, 5.00%, 11/15/28 ...................................    15,000,000       15,548,250
    Utica IDA Civic Facility Revenue, Munson-Williams-Proctor Institute Project,
       5.40%, 7/15/30 ..............................................................     1,000,000        1,022,430
       Series A, 5.50%, 7/15/29 ....................................................     5,170,000        5,258,355
    Warren and Washington IDA Civic Facility Revenue, Series A, FSA Insured, 5.00%,
       12/01/27 ....................................................................     8,115,000        8,333,456
    Westchester Tobacco Asset Securitization Corp. Revenue,
       Capital Appreciation, Pre-Refunded, 6.75%, 7/15/29 ..........................    15,000,000       15,752,100
       Refunding, 5.00%, 6/01/26 ...................................................     2,000,000        1,831,560
       Refunding, 5.125%, 6/01/38 ..................................................     7,000,000        5,681,480
    Yonkers GO,
       Refunding, Series B, NATL Insured, 5.00%, 8/01/30 ...........................     7,710,000        7,355,957
       Refunding, Series B, NATL Insured, 5.00%, 8/01/35 ...........................    17,130,000       15,400,213
       Series A, AMBAC Insured, 5.00%, 9/01/31 .....................................    12,490,000       11,674,403
(a) Yonkers IDA Civic Facility Revenue,
       Sarah Lawrence College Project, Series A, 6.00%, 6/01/41 ....................     5,000,000        5,043,150
       Series A, 5.75%, 6/01/24 ....................................................     1,150,000        1,179,590
       Series A, 6.00%, 6/01/29 ....................................................     1,000,000        1,021,760
                                                                                                     --------------
                                                                                                      5,698,916,687
                                                                                                     --------------
    U.S. TERRITORIES 5.5%
    PUERTO RICO 5.5%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
       Series A, 6.00%, 7/01/38 ....................................................    15,600,000       15,976,896
    Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A, 5.00%, 7/01/20 .....................    11,540,000       11,362,746
       Public Improvement, Refunding, Series A, 5.125%, 7/01/24 ....................    17,580,000       16,975,248
       Public Improvement, Refunding, Series A, NATL Insured, 5.50%, 7/01/20 .......    17,810,000       18,254,360
       Public Improvement, Refunding, Series A-4, FSA Insured, 5.25%, 7/01/30 ......    14,000,000       14,523,600
       Public Improvement, Refunding, Series A-4, FSA Insured, 5.00%, 7/01/31 ......     7,150,000        7,204,197
       Public Improvement, Refunding, Series B, 6.00%, 7/01/39 .....................    20,000,000       20,085,600
       Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/27 ...........    10,500,000       10,796,835


                             30 | Semiannual Report

Franklin New York Tax-Free Income Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE
                                                                                       -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded,
       5.00%, 7/01/36 ..............................................................   $ 4,000,000   $    4,744,240
       5.50%, 7/01/36 ..............................................................    10,000,000       12,167,600
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue, Refunding,
       Series A, 5.00%, 7/01/38 ....................................................       575,000          523,037
       Series N, NATL Insured, 5.25%, 7/01/32 ......................................    24,225,000       22,634,629
    Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%,
       7/01/33 .....................................................................    32,250,000       31,231,867
    Puerto Rico PBA Guaranteed Revenue,
       Government Facilities, Refunding, Series P, 6.50%, 7/01/30 ..................    10,000,000       10,636,700
       Government Facilities, Refunding, Series P, 6.75%, 7/01/36 ..................    12,500,000       13,400,500
       Refunding, Series Q, 5.625%, 7/01/39 ........................................    10,000,000        9,563,000
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first subordinate,
       Series A,
       5.75%, 8/01/37 ..............................................................    15,000,000       15,220,800
       6.00%, 8/01/42 ..............................................................    90,000,000       92,379,600
       6.50%, 8/01/44 ..............................................................    10,000,000       10,594,700
                                                                                                     --------------
    TOTAL U.S. TERRITORIES .........................................................                    338,276,155
                                                                                                     --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $5,855,047,213) .......................................................                  6,037,192,842
                                                                                                     --------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    NEW YORK 0.9%
(b) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put,
       0.22%, 11/01/39 .............................................................    13,750,000       13,750,000
(b) New York State Dormitory Authority Revenues, Non-State Supported Debt, Cornell
       University, Refunding, Series C, Daily VRDN and Put, 0.21%, 7/01/37 .........     4,075,000        4,075,000
(b) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
       Structure Obligations, Refunding, Series 3, Daily VRDN and Put, 0.20%,
       6/01/20 .....................................................................    26,800,000       26,800,000
(b) Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-2,
       Daily VRDN and Put, 0.20%, 12/01/37 .........................................    12,700,000       12,700,000
                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $57,325,000) ................................                     57,325,000
                                                                                                     --------------
    TOTAL INVESTMENTS (COST $5,912,372,213) 99.1% ..................................                  6,094,517,842
    OTHER ASSETS, LESS LIABILITIES 0.9% ............................................                     55,368,601
                                                                                                     --------------
    NET ASSETS 100.0% ..............................................................                 $6,149,886,443
                                                                                                     ==============

See Abbreviations on page 42.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Franklin New York Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost ....................................................   $5,912,372,213
                                                                  --------------
      Value ...................................................   $6,094,517,842
   Cash .......................................................        7,969,142
   Receivables:
      Capital shares sold .....................................       11,350,386
      Interest ................................................       79,889,400
   Other assets ...............................................            1,871
                                                                  --------------
         Total assets .........................................    6,193,728,641
                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................       34,248,100
      Capital shares redeemed .................................        5,943,341
      Affiliates ..............................................        3,352,613
   Accrued expenses and other liabilities .....................          298,144
                                                                  --------------
         Total liabilities ....................................       43,842,198
                                                                  --------------
            Net assets, at value ..............................   $6,149,886,443
                                                                  ==============
Net assets consist of:
   Paid-in capital ............................................   $5,959,695,917
   Undistributed net investment income ........................        2,583,917
   Net unrealized appreciation (depreciation) .................      182,145,629
   Accumulated net realized gain (loss) .......................        5,460,980
                                                                  --------------
            Net assets, at value ..............................   $6,149,886,443
                                                                  ==============

The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Franklin New York Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
November 30, 2009 (unaudited)

CLASS A:
   Net assets, at value .......................................   $5,183,481,008
                                                                  --------------
   Shares outstanding .........................................      447,705,806
                                                                  --------------
   Net asset value per share(a) ...............................   $        11.58
                                                                  --------------
   Maximum offering price per share
      (net asset value per share / 95.75%) ....................   $        12.09
                                                                  --------------
CLASS B:
   Net assets, at value .......................................   $   91,080,412
                                                                  --------------
   Shares outstanding .........................................        7,885,558
                                                                  --------------
   Net asset value and maximum offering price per share(a) ....   $        11.55
                                                                  --------------
CLASS C:
   Net assets, at value .......................................   $  729,383,414
                                                                  --------------
   Shares outstanding .........................................       63,062,165
                                                                  --------------
   Net asset value and maximum offering price per share(a) ....   $        11.57
                                                                  --------------
ADVISOR CLASS:
   Net assets, at value .......................................   $  145,941,609
                                                                  --------------
   Shares outstanding .........................................       12,600,997
                                                                  --------------
   Net asset value and maximum offering price per share .......   $        11.58
                                                                  --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Franklin New York Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended November 30, 2009 (unaudited)

Investment income:
   Interest .............................................................   $144,559,028
                                                                            ------------
Expenses:
   Management fees (Note 3a) ............................................     13,506,087
   Distribution fees: (Note 3c)
      Class A ...........................................................      2,363,039
      Class B ...........................................................        334,038
      Class C ...........................................................      2,072,942
   Transfer agent fees (Note 3e) ........................................      1,032,153
   Custodian fees .......................................................         39,569
   Reports to shareholders ..............................................         80,842
   Registration and filing fees .........................................         33,096
   Professional fees ....................................................         76,290
   Trustees' fees and expenses ..........................................         66,139
   Other ................................................................        153,762
                                                                            ------------
         Total expenses .................................................     19,757,957
                                                                            ------------
            Net investment income .......................................    124,801,071
                                                                            ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............................     12,409,391
   Net change in unrealized appreciation (depreciation) on investments ..    109,335,572
                                                                            ------------
Net realized and unrealized gain (loss) .................................    121,744,963
                                                                            ------------
Net increase (decrease) in net assets resulting from operations .........   $246,546,034
                                                                            ============

The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Franklin New York Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS
                                                                                      ENDED
                                                                                  NOVEMBER 30,
                                                                                      2009          YEAR ENDED
                                                                                   (UNAUDITED)     MAY 31, 2009
                                                                                 --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................................   $  124,801,071   $  238,336,063
      Net realized gain (loss) from investments ..............................       12,409,391        3,604,211
      Net change in unrealized appreciation (depreciation) on
         investments .........................................................      109,335,572     (113,017,831)
                                                                                 --------------   --------------
            Net increase (decrease) in net assets resulting from operations ..      246,546,034      128,922,443
                                                                                 --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................     (109,735,021)    (211,229,061)
         Class B .............................................................       (2,002,956)      (5,157,857)
         Class C .............................................................      (11,963,329)     (18,003,571)
         Advisor Class .......................................................       (2,759,150)      (4,347,694)
      Net realized gains:
         Class A .............................................................               --      (21,100,747)
         Class B .............................................................               --         (582,711)
         Class C .............................................................               --       (2,081,118)
         Advisor Class .......................................................               --         (460,466)
                                                                                 --------------   --------------
   Total distributions to shareholders .......................................     (126,460,456)    (262,963,225)
                                                                                 --------------   --------------
   Capital share transactions: (Note 2)
         Class A .............................................................      248,795,539      247,185,529
         Class B .............................................................      (23,052,135)     (32,427,944)
         Class C .............................................................      180,920,322      148,126,368
         Advisor Class .......................................................       41,352,980       19,941,580
                                                                                 --------------   --------------
   Total capital share transactions ..........................................      448,016,706      382,825,533
                                                                                 --------------   --------------
   Redemption fees ...........................................................               --            9,007
                                                                                 --------------   --------------
            Net increase (decrease) in net assets ............................      568,102,284      248,793,758
Net assets:
   Beginning of period .......................................................    5,581,784,159    5,332,990,401
                                                                                 --------------   --------------
   End of period .............................................................   $6,149,886,443   $5,581,784,159
                                                                                 ==============   ==============
Undistributed net investment income included in net assets:
   End of period .............................................................   $    2,583,917   $    4,243,302
                                                                                 ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 35

Franklin New York Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Tax-Free Income Fund
(Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             36 | Semiannual Report

Franklin New York Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of November 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                             Semiannual Report | 37

Franklin New York Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               SIX MONTHS ENDED                  YEAR ENDED
                                               NOVEMBER 30, 2009                MAY 31, 2009
                                         ----------------------------   ---------------------------
                                            SHARES          AMOUNT         SHARES         AMOUNT
                                         -----------    -------------   -----------   -------------
CLASS A SHARES:
   Shares sold .......................    40,509,753    $ 464,957,256    72,833,499   $ 811,336,906
   Shares issued in reinvestment of
      distributions ..................     6,119,406       70,046,685    13,025,932     143,664,727
   Shares redeemed ...................   (24,917,560)    (286,208,402)  (64,888,450)   (707,816,104)
                                         -----------    -------------   -----------   -------------
   Net increase (decrease) ...........    21,711,599    $ 248,795,539    20,970,981   $ 247,185,529
                                         ===========    =============   ===========   =============
CLASS B SHARES:
   Shares sold .......................        43,303    $     494,473       297,363   $   3,295,800
   Shares issued in reinvestment of
      distributions ..................       121,345        1,385,217       350,106       3,854,036
   Shares redeemed ...................    (2,176,610)     (24,931,825)   (3,590,154)    (39,577,780)
                                         -----------    -------------   -----------   -------------
   Net increase (decrease) ...........    (2,011,962)   $ (23,052,135)   (2,942,685)  $ (32,427,944)
                                         ===========    =============   ===========   =============


                             38 | Semiannual Report

Franklin New York Tax-Free Income Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                   SIX MONTHS ENDED              YEAR ENDED
                                                  NOVEMBER 30, 2009             MAY 31, 2009
                                              -------------------------   -------------------------
                                                SHARES        AMOUNT        SHARES        AMOUNT
                                              ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold ............................   19,525,554   $224,068,392   20,598,895   $231,064,373
   Shares issued in reinvestment of
      distributions .......................      752,972      8,625,276    1,274,313     14,029,190
   Shares redeemed ........................   (4,505,780)   (51,773,346)  (8,937,983)   (96,967,195)
                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................   15,772,746   $180,920,322   12,935,225   $148,126,368
                                              ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold ............................    4,967,971   $ 56,960,409    5,000,769   $ 55,643,726
   Shares issued in reinvestment of
      distributions .......................      133,277      1,528,197      230,784      2,531,998
   Shares redeemed ........................   (1,493,533)   (17,135,626)  (3,540,156)   (38,234,144)
                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................    3,607,715   $ 41,352,980    1,691,397   $ 19,941,580
                                              ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                             Semiannual Report | 39

Franklin New York Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ....   0.10%
Class B ....   0.65%
Class C ....   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $1,172,011
Contingent deferred sales charges retained ...................   $  135,582

E. TRANSFER AGENT FEES

For the period ended November 30, 2009, the Fund paid transfer agent fees of $1,032,153, of which $651,898 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2009, the Fund deferred realized capital losses of $5,579,906.


                             40 | Semiannual Report

Franklin New York Tax-Free Income Fund

4. INCOME TAXES (CONTINUED)

At November 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................   $5,912,457,810
                                                  ==============
Unrealized appreciation .......................   $  221,099,256
Unrealized depreciation .......................      (39,039,224)
                                                  --------------
Net unrealized appreciation (depreciation) ....   $  182,060,032
                                                  ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended November 30, 2009, aggregated $1,002,340,448 and $469,216,728, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories.

7. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility.


                             Semiannual Report | 41

Franklin New York Tax-Free Income Fund

7. CREDIT FACILITY (CONTINUED)

During the period, the Fund incurred commitment fees of $6,524 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended November 30, 2009, the Fund did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At November 30, 2009, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through January 19, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

AMBAC  - American Municipal Bond Assurance Corp.
BHAC   - Berkshire Hathaway Assurance Corp.
COP    - Certificate of Participation
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FSA    - Financial Security Assurance Inc.
GO     - General Obligation
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority Revenue
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority Revenue
MFHR   - Multi-Family Housing Revenue
MFM    - Multi-Family Mortgage
MTA    - Metropolitan Transit Authority
NATL   - National Public Financial Guarantee Corp.
PBA    - Public Building Authority
PCR    - Pollution Control Revenue
SONYMA - State of New York Mortgage Agency
XLCA   - XL Capital Assurance


                             42 | Semiannual Report

Franklin New York Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 43

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(10)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(9.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(10.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO) One Franklin Parkway
                                         San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

115 S2009 01/10

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.                              N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.        N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. PURCHASES OF EQUITY  SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.       N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND



By /s/LAURA F. FERGERSON
  ---------------------------
    Laura F. Fergerson
    Chief Executive Officer -
      Finance and Administration
Date  January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ---------------------------
    Laura F. Fergerson
    Chief Executive Officer -
      Finance and Administration
Date  January 27, 2010



By /s/GASTON GARDEY
  ------------------------------
    Gaston Gardey
    Chief Financial Officer and
      Chief Accounting Officer
Date  January 27, 2010